                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                  The BlackRock Strategic Municipal Trust (BSD)
           The BlackRock Pennsylvania Strategic Municipal Trust (BPS)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

THE BLACKROCK STRATEGIC MUNICIPAL TRUST (BSD)
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST (BPS)
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2005

     Notice is hereby given to the Shareholders of each of The BlackRock Strategic Municipal Trust (BSD) and The BlackRock Pennsylvania Strategic Municipal Trust (BPS) (collectively, the “Trusts”) that:

     The Joint Annual Meeting of Shareholders of the Trusts (the “Annual Meeting”) will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on Thursday, May 26, 2005, at 9:00 a.m. (New York City time). The Annual Meeting is being held for the following purposes:

1.	For each of BSD and BPS, to elect four Trustees, each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been duly elected and qualified.

2.	For each of BSD and BPS to amend its respective Declaration of Trust in order to reduce the maximum number of permitted Trustees allowed on its respective Board from 15 to 11.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

     We encourage you to contact BlackRock toll free at (800) 227-7BFM (7236) from 9:00 a.m. to 6:00 p.m. EST if you have any questions.

     The Board of each Trust has fixed the close of business on February 28, 2005 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed white proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

By order of the Board of each Trust Vincent B. Tritto, Secretary of each Trust

New York, New York
April 21, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR WHITE PROXY CARD TODAY.

2

PRELIMINARY COPY – SUBJECT TO COMPLETION

THE BLACKROCK STRATEGIC MUNICIPAL TRUST (BSD)
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST (BPS)
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2005

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this joint proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, (800) 227-7BFM (7236).

     This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Board”), of each of The BlackRock Strategic Municipal Trust (BSD) and The BlackRock Pennsylvania Strategic Municipal Trust (BPS) (collectively, the “Trusts”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Trusts to be held on Thursday, May 26, 2005, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on May 26, 2005, at 9:00 a.m. (New York City time). As used in the Notice of Annual Meeting and as used herein, the term “Directors” shall include Trustees, the term “shareholders” shall include stockholders and the term “share” shall include stock where the use of the terms “Trustees” or “stockholders” or “stock” would otherwise be appropriate. This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to the Trusts’ shareholders on or about April 21, 2005.

*    WHY IS A SHAREHOLDER MEETING BEING HELD?

     Because the common shares of each Trust are listed on a nationally recognized stock exchange that requires each Trust to hold an annual meeting of shareholders.

*    WHAT PROPOSALS WILL BE VOTED ON?

     In the first proposal, shareholders of the Trusts are being asked to elect nominees for the Board of each Trust in which they own shares (the “First Proposal”).

     In the second proposal, shareholders of each of BSD and BPS are being asked to approve an amendment to the Declaration of Trust of each such Trust to reduce the maximum number of permitted Trustees allowed on its respective Board from 15 to 11 (the “Second Proposal”).

Summary:

PROPOSALS		TRUST
#1	To elect Trustees	BSD and BPS

#2	To amend the Trusts’ Declaration of Trust	BSD and BPS

*    WILL MY VOTE MAKE A DIFFERENCE?

     YES! Your vote is important and will make a difference in the governance of the Trust(s), no matter how many shares you own.

*     WHO IS ASKING FOR YOUR VOTE?

     The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Thursday, May 26, 2005, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 21, 2005.

*    HOW DO THE TRUSTS’ BOARDS RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

     Each Board unanimously recommends that you vote “FOR” each respective Proposal on which you are entitled to vote.

*    WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of each Trust at the close of business on February 28, 2005 are entitled to be present and to vote at the Annual Meeting or any adjourned or postponed meeting.

     Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted “FOR” the Board’s nominees for trustees and “FOR” Proposal 2. If any other business is properly brought before your Trust’s Annual Meeting, your shares will be voted by the proxy holders in their discretion.

*    HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

     At the close of business on February 28, 2005, BSD had 7,242,261 common shares and 2,480 preferred shares outstanding and BPS had 2,015,492 common shares and 700 preferred shares outstanding.

*    WHY DOES THIS PROXY STATEMENT LIST TWO CLOSED-END FUNDS?

     The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust’s meeting to a time immediately after the Annual Meeting so that such Trust’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

The Proposals

*    FIRST PROPOSAL: TO ELECT TRUSTEES

      WHO ARE THE NOMINEES FOR TRUSTEES?

     The Trustees of the Trusts are classified into three classes of Trustees: Class I, Class II and Class III. Each class has a term of three years. The term of office of the Class II Trustees is expiring for each Trust. The Class II Trustees being nominated for election at the Annual Meeting are Frank J. Fabozzi (to be elected by the holders of preferred shares), Kathleen F. Feldstein, Walter F. Mondale and Ralph L. Schlosstein.

     The holders of each Trust’s preferred shares will have equal voting rights with the holders of that Trust’s common shares (i.e., one vote per share), and will vote together with the holders of common shares as a single class on the proposal to elect Trustees, except that the holders of preferred shares of each Trust, voting separately as a class, will vote as a separate class on the proposal to elect Frank J. Fabozzi.

     Each Trustee elected will hold office for three years and until his or her successor shall have been elected and qualified. The other Trustees of the Trusts will continue to serve under their current terms. The other classes will be elected at subsequent annual meetings of shareholders.

     Certain information concerning the nominees for each of the Trusts is set forth in the table below. All of the nominees are currently Trustees of each of the Trusts and have served in such capacity since each of the Trusts commenced their respective operations, except for the following exceptions:

  Mr. Walter F. Mondale has served as Trustee since his election at the Trusts’ annual meeting of shareholders on April 15, 1997, except that he resigned on October 31, 2002 to run for the U.S. Senate and was subsequently reappointed by the Boards on November 12, 2002;

  Ms. Kathleen F. Feldstein was appointed to the Board of each Trust as of January 19, 2005.

     As of February 28, 2005, BSD and BPS were part of a fund complex, consisting of 51 active closed-end funds and one interval fund (Partners Balanced Trust) advised by BlackRock Advisors, Inc. (the “Fund Complex”). The funds in the Fund Complex, exclusive of BSD, BPS and Partners Balanced Trust, are not specifically included in this Proxy Statement, but are listed on Appendix A to this Proxy Statement and may be referred to throughout. Certain information concerning the nominees for each of the Trusts is set forth in the table below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “interested” Trustees (as defined in Section 2(a)(19) of the 40 Act) are indicated by an asterisk(*). Independent directors are those who are not interested persons of the Trusts or BlackRock Advisors, Inc. (the “Advisor”) and comply with the definition of “independent” (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the “Independent Directors”). Unless specified otherwise below, the business address of the Trustees and officers of each of the Trusts is 40 East 52nd Street, New York, New York 10022, and the address of the Advisor is 100 Bellevue Parkway, Wilmington, Delaware 19809.

OTHER DIRECTORSHIPS HELD BY
	PRINCIPAL OCCUPATION(S) DURING	DIRECTOR OR NOMINEE FOR
NAME, ADDRESS AND AGE	PAST 5 YEARS	DIRECTOR

INTERESTED DIRECTORS:

Ralph L. Schlosstein*	Director since 1999 and President of	Chairman and President of the BlackRock
Age 54	BlackRock, Inc. since its formation in 1998	Liquidity Funds (10 portfolios). Director of
Class II	and of BlackRock, Inc.’s predecessor entities	Anthracite Capital, Inc. and Director of
	since 1988. Member of the Management	several of BlackRock’s alternative investment
	Committee and Investment Strategy Group of	vehicles. Currently a member of the Visiting
	BlackRock, Inc. Formerly, Managing	Board of Overseers of the John F. Kennedy
	Director of Lehman Brothers, Inc. and Co-	School of Government at Harvard University,
	head of its Mortgage and Savings Institutions	a member of the board of the Financial
	Group. Currently, Chairman and President of	Institutions Center of The Wharton School of
	the BlackRock Liquidity Funds and Director	the University of Pennsylvania, a trustee of
	of several of BlackRock’s alternative	the American Museum of Natural History, a
	investment vehicles.	trustee of Trinity School in New York City, a
member of the Board of Advisors of
Marujupu LLC, and a Trustee of New Visions
for Public Education and of The Public
Theater in New York City. Formerly, a
Director of Pulte Corporation, the nation’s
largest homebuilder, a Trustee of Denison
University and a member of Fannie Mae’s
Advisory Council.

Robert S. Kapito*	Vice Chairman of BlackRock, Inc., Head of	Chairman of the Hope and Heroes Children’s
Age: 48	the Portfolio Management Group. Also a	Cancer Fund. President of the Board of
Class III	member of the Management Committee, the	Directors of the Periwinkle National Theatre
	Investment Strategy Group, the Fixed Income	for Young Audiences. Director of
	and Global Operating Committees and the	icruise.com, Corp.
Equity Investment Strategy Group of
BlackRock, Inc. Responsible for the portfolio
management of the Fixed Income, Domestic
Equity and International Equity, Liquidity,
and Alternative Investment Groups of
BlackRock.

INDEPENDENT DIRECTORS:

Andrew F. Brimmer	President of Brimmer & Company, Inc., a	Director of CarrAmerica Realty Corporation
P.O. Box 4546	Washington D.C.-based economic and	and Borg-Warner Automotive. Formerly
New York, NY 10163	financial consulting firm, also Wilmer D.	Director of AirBorne Express, BankAmerica
Age: 78	Barrett Professor of Economics, University of	Corporation (Bank of America), BellSouth
Class III	Massachusetts - Amherst. Formerly member	Corporation, College Retirement Equities
	of the Board of Governors of the Federal	Fund (Trustee), Commodity Exchange, Inc.
	Reserve System. Formerly Chairman,	(Public Governor), Connecticut Mutual Life
	District of Columbia Financial Control Board.	Insurance Company, E.I. du Pont de Nemours
& Company, Equitable Life Assurance
Society of the United States, Gannett
Company, Mercedes-Benz of North America,
MNC Financial Corporation (American
Security Bank), NCM Capital Management,
Navistar International Corporation, PHH
Corp. and UAL Corporation (United
Airlines).

OTHER DIRECTORSHIPS HELD BY
	PRINCIPAL OCCUPATION(S) DURING	DIRECTOR OR NOMINEE FOR
NAME, ADDRESS AND AGE	PAST 5 YEARS	DIRECTOR

Richard E. Cavanagh	President and Chief Executive Officer of The	Trustee, Aircraft Finance Trust (AFT) and
P.O. Box 4546	Conference Board, Inc., a leading global	Educational Testing Service (ETS). Director,
New York, NY 10163	business research organization, from 1995-	Arch Chemicals, Fremont Group and The
Age: 58	present. Former Executive Dean of the John	Guardian Life Insurance Company of
Class I	F. Kennedy School of Government at	America.
Harvard University from 1988-1995. Acting
Director, Harvard Center for Business and
Government (1991-1993). Formerly Partner
(principal) of McKinsey & Company, Inc.
(1980-1988). Former Executive Director of
Federal Cash Management, White House
Office of Management and Budget (1977-
1979). Co-author, THE WINNING
PERFORMANCE (best selling management
book published in 13 national editions).

Kent Dixon	Consultant/Investor. Former President and	Former Director of ISFA (the owner of
P.O. Box 4546	Chief Executive Officer of Empire Federal	INVEST, a national securities brokerage
New York, NY 10163	Savings Bank of America and Banc PLUS	service designed for banks and thrift
Age: 67	Savings Association, former Chairman of the	institutions).
Class III	Board, President and Chief Executive Officer
of Northeast Savings.

Frank J. Fabozzi	Consultant. Editor of THE JOURNAL OF	Director, Guardian Mutual Funds Group (18
P.O. Box 4546	PORTFOLIO MANAGEMENT and	portfolios).
New York, NY 10163	Frederick Frank Adjunct Professor of Finance
Age: 56	at the School of Management at Yale
Class II	University. Author and editor of several
books on fixed income portfolio management.
Visiting Professor of Finance and Accounting
at the Sloan School of Management,
Massachusetts Institute of Technology from
1986 to August 1992.

Kathleen F. Feldstein	President of Economics Studies, Inc., a	Director of BellSouth Inc., Ionics, Inc., and
P.O. Box 4546	Belmont, MA-based private economic	Knight Ridder, Inc.; Trustee of the Museum
New York, NY 10163-4546	consulting firm, since 1987; Chair, Board of	of Fine Arts, Boston, and of the Committee
Age: 63	Trustees, McLean Hospital in Belmont, MA.	for Economic Development; Corporation
Class II		Member, Partners HealthCare and Sherrill
House; Member of the Visiting Committee of
the Harvard University Art Museums and of
the Advisory Board to the International
School of Business at Brandeis University.

R. Glenn Hubbard	Dean of Columbia Business School since July	Director of ADP, Dex Media, KKR Financial
P.O. Box 4546	1, 2004. Columbia faculty member since	Corporation, and Ripplewood Holdings.
New York, NY 10163	1988. Co-director of Columbia Business	Member of Board of Directors of Duke
Age: 46	School’s Entrepreneurship Program 1994-	Realty. Formerly on the advisory boards of
Class I	1997. Visiting Professor at the John F.	the Congressional Budget Office, the Council
	Kennedy School of Government at Harvard	on Competitiveness, the American Council on
	University and the Harvard Business School,	Capital Formation, the Tax Foundation and
	as well as the University of Chicago. Visiting	the Center for Addiction and Substance
	scholar at the American Enterprise Institute in	Abuse. Trustee of Fifth Avenue Presbyterian
	Washington and member of International	Church of New York.
Advisory Board of the MBA Program of Ben-
Gurion University. Deputy assistant secretary
of the U.S. Treasury Department for Tax
Policy 1991-1993. Chairman of the U.S.
Council of Economic Advisers under the
President of the United States 2001-2003.

OTHER DIRECTORSHIPS HELD BY
	PRINCIPAL OCCUPATION(S) DURING	DIRECTOR OR NOMINEE FOR
NAME, ADDRESS AND AGE	PAST 5 YEARS	DIRECTOR

James Clayburn La Force, Jr.	Dean Emeritus of the John E. Anderson	Director of Payden & Rygel Investment
P.O. Box 4546	Graduate School of Management, University	Trust, Metzler-Payden Investment Trust,
New York, NY 10163	of California since July 1, 1993. Acting Dean	Advisors Series Trust, Arena
Age: 76	of the School of Business, Hong Kong	Pharmaceuticals, Inc. and CancerVax
Class I	University of Science and Technology 1990-	Corporation.
1993. From 1978 to September 1993, Dean
of the John E. Anderson Graduate School of
Management, University of California.

Walter F. Mondale	Senior Counsel, Dorsey & Whitney LLP, a	Chairman of Panasonic Foundation Board of
P.O. Box 4546	law firm (January 2004 - present); Partner,	Directors and Director of United Health
New York, NY 10163	Dorsey & Whitney LLP, (December 1996 -	Foundation. Member of the Hubert H.
Age: 77	December 2003, September 1987 - August	Humphrey Institute of Public Affairs
Class II	1993). Formerly U.S. Ambassador to Japan	Advisory Board, The Mike and Maureen
	(1993 - 1996). Formerly Vice President of	Mansfield Foundation, Dean’s Board of
	the United States, U.S. Senator and Attorney	Visitors of the Medical School at the
	General of the State of Minnesota. 1984	University of Minnesota.
Democratic Nominee for President of the
United States.

WHERE CAN I FIND INFORMATION RELATING TO “PARTICIPANTS” IN THE SOLICITATION OF PROXIES ON THE TRUSTS’ BEHALF?

      Appendix B to this Proxy Statement sets forth certain information relating to the Trusts’ trustees, nominees, officers and other employees of the Trusts who may be “participants” in the solicitations of proxies on the Trusts’ behalf.

DO THE TRUSTS HAVE ANY COMMITTEES?

     Yes. The Trusts’ Trustees have determined that the efficient conduct of the Trusts’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Governance Committee appoints the members and chairperson of the Audit Committee and the chairperson of the Governance Committee.

EXECUTIVE COMMITTEE

     Each Trust has an Executive Committee composed of Messrs. Schlosstein and Kapito, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

AUDIT COMMITTEE

     Each of the Trusts has an Audit Committee, composed of four of the Independent Directors, which is charged with selecting a firm of independent registered public accountants for its respective Trust and reviewing accounting matters with the accountants.

     The Audit Committee of each Trust presents the following report:

     The Audit Committee of each Trust has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm their independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust’s Annual Report for the past fiscal year.

     The members of the Audit Committee of each Trust are Messrs. Brimmer (Chairman of the Audit Committee), Cavanagh, Dixon and Fabozzi, all of whom are Independent Directors. The Board of each Trust has determined that each Trust has two audit committee financial experts serving on its audit committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trusts. The Audit Committee of each Trust has determined that service by each member of the Audit Committee on the Audit Committee of each fund in the Fund Complex shall be deemed to be the functional equivalent of service on a single Audit Committee for purposes of the corporate governance rules of the New York Stock Exchange and the American Stock Exchange and that such simultaneous service does not impair the ability of members of the Audit Committee to effectively serve on the Audit Committee of each Trust. The Audit Committee is governed by a written charter, which was reapproved on February 19, 2005 and is attached hereto as Appendix C.

AUDIT COMMITTEE

Andrew Brimmer (Chairman)
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi

GOVERNANCE COMMITTEE

     Each of the Trusts has a Governance Committee, which also performs the functions normally performed by a nominating committee. The Governance Committee is composed of all of the Independent Directors. The 1940 Act requires that the Trusts have a minimum proportion of directors who are not affiliated in any way with the investment manager, principal underwriter or any broker-dealer of the Trusts. These Independent Directors must vote separately to approve all financial arrangements and other agreements with the Trusts’ investment manager and other affiliated parties. Each Trust’s Independent Directors meet regularly as a group in executive session as the Governance Committee. As part of its duties, the Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board and with respect to the compensation of Directors. The Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

  The name of the shareholder and evidence of the person’s ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

  The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person’s consent to be named as a Trustee if selected by the Governance Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Trust’s most recent annual meeting of shareholders (which will be no later than January 26, 2006, for next year’s Annual Meeting). The Governance Committee believes that the minimum qualifications for serving as a Trustee of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The Joint Governance Committee Charter of the Trusts is available at BlackRock’s web site at http://www.blackrock.com/indiv/products/closedendfunds/corpgov.html.

*    DO THE TRUSTS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

     It is the Trusts’ policy to encourage Trustees to attend the Annual Meeting. At the Annual Meeting on May 26, 2004, all of the Trustees of each Trust serving at that time were present.

*    HOW CAN THE TRUSTS’ SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

     Shareholders and other interested parties may contact the Boards or any member of the Boards by mail or electronically. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o

Secretary of the applicable Trust or Trusts at P.O. Box 4546, New York, New York 10163. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com.

*    HOW MANY SHARES OF THE TRUSTS DO THE TRUSTEES OWN?

     The chart attached hereto as Appendix D lists the number of shares of each Trust in the Fund Complex beneficially owned by the Trustees.

*    HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE TRUSTS?

     The Trustees believe each Trustee should have a beneficial investment in the BlackRock closed-end Trusts. The Trustees allocate their investments among the 52 active BlackRock closed-end Trusts in the Fund Complex based on their own investment needs. The table attached at Appendix E to this Proxy Statement sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Trustee in the Fund Complex as of February 28, 2005.

*    HOW OFTEN DO THE DIRECTORS MEET?

     Seven meetings of the Boards of each of BSD and BPS were held during their last fiscal year between January 1, 2004 and December 31, 2004.

     Seven meetings of the Audit Committees of each of BSD and BPS were held during their last fiscal year between January 1, 2004 and December 31, 2004.

     Five meetings of the Governance Committees of each of BSD and BPS were held between their last fiscal year from January 1, 2004 and December 31, 2004.

     During each Trust’s last full fiscal year, each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust (held during the period for which the Trustee served on the Board); and (ii) all meetings of all committees of the Board of each Trust on which the Trustee served (during the periods that the Trustee served).

*    WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     The following table sets forth certain information regarding the compensation of the Trustees (other than the “interested” Trustees (as defined in Section 2(a)(19) of the 1940 Act) who do not receive a salary from the Trusts):

	TOTAL COMPENSATION FROM THE FUND
NAME OF TRUSTEE	COMPLEX PAID TO TRUSTEES(1)

Andrew F. Brimmer	$270,000	(2)(3)(4)
Richard E. Cavanagh	$210,000	(2)(4)
Kent Dixon	$210,000	(2)(4)
Frank J. Fabozzi	$203,333	(2)(4)
Kathleen F. Feldstein	$ 0	(5)
R. Glenn Hubbard	$ 11,875	(6)
James Clayburn La Force, Jr.	$190,000	(2)
Walter F. Mondale	$190,000	(2)

(1)	Represents the total compensation earned by such persons during the calendar year ended December 31, 2004, from the Fund Complex.

(2)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2004. Of this amount, Dr. Brimmer, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. La Force and Mr. Mondale deferred $50,000, $50,000, $50,000, $43,333, $0, $11,875, $190,000 and $30,000, respectively, pursuant to the Fund Complex’s deferred compensation plan (described below).

(3)	Dr. Brimmer serves as “lead independent director” for each Board in the Fund Complex. For his services as lead independent director, Dr. Brimmer is compensated in the amount of $50,000 per annum by the Fund Complex allocated among the Trusts in the Fund Complex based on each Trust’s relative net assets. Dr. Brimmer receives an additional $30,000 per annum from the Fund Complex for his service as the Audit Committee Chairman of the Fund Complex.

(4)	Messrs. Brimmer, Cavanagh, Dixon and Fabozzi serve on the Audit Committee of the Fund Complex and for their service receive an additional $20,000 base per annum, allocated among the Trusts in the Fund Complex based on their relative net assets.

(5)	Ms. Feldstein joined each Trust as a Trustee or an advisory board member as of January 19, 2005, and therefore received no compensation in 2004. If she had been a Trustee for all of 2004, it is estimated that she would have earned total compensation from the Fund Complex of $190,000.

(6)	Mr. Hubbard was appointed to each Board as of November 16, 2004. The annual fee paid by each Trust to Mr. Hubbard was pro rated for the 46 days of 2004 he served on the Boards. If he had been a Trustee for all of 2004, it is estimated that he would have earned total compensation from the Fund Complex of $190,000.

     During the last fiscal year, each Independent Director received an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,000 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director was capped at $190,000 per annum, except that Dr. Brimmer received an additional $45,000 ($50,000 per annum pro-rated for mid-year compensation increases) from the Fund Complex for acting as the lead director for each Board in the Fund Complex and an additional $15,000 ($30,000 per annum pro-rated for mid-year compensation increases) from the Fund Complex for acting as the Audit Committee Chairman of the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon received an additional $20,000 base per annum, and Mr. Fabozzi received an additional $13,333 ($20,000 base per annum pro-rated for appointment to the Audit Committee) mid-year from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi was allocated among the Trusts in the Fund Complex based on their relative net assets. In the event that the $190,000 cap was met with respect to an Independent Director, the amount of the Independent Director’s fee borne by each Trust in the Fund Complex was reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex. In addition, the attendance fees of each Independent Director of the Trusts were reduced proportionately, based on each respective Trust’s net assets, so that the aggregate per meeting fee for all meetings of the Boards of the Trusts (excluding the per annum Audit Committee fee) held on a single day did not exceed $15,834 for any Independent Director.

     BSD accrued Trustees fees of $15,400 and BPS accrued Trustees fees of $12,400 during their last fiscal year from January 1, 2004 to December 31, 2004.

     None of the Directors received any pension or retirement benefits. Under the deferred compensation plan (the “Plan”) approved by each Trust’s Board, Independent Directors may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board elected to require its Independent Directors to defer a portion of their annual compensation pursuant to the Plan. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain BlackRock closed-end Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

     The Independent Directors have voluntarily agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Plan. Also, members of the Audit Committee of the Fund Complex are required to defer all of the $20,000 base per annum fee they will receive for their services on the Audit Committee pursuant to the Plan.

     None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Schlosstein, Kapito, Gabbay, Klingert, Kong, Gary, Shea, Tritto, Battista, Kindelan and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor or its affiliates. They receive compensation from the Advisor or one of its affiliates, although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person’s working time (other than time related to providing investment advisory services) is devoted to certain of that particular Trust’s operations.

*    WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

     The affirmative vote of a plurality of the shares present for each Trust at the Annual Meeting at which a quorum is present is necessary to approve Proposal 1 for each respective Trust.

*    HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARDS OF BSD AND BPS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE ELECTION OF THE BOARDS’ NOMINEES AS TRUSTEES OF BSD AND BPS ON THE ENCLOSED WHITE PROXY CARD.

*    PROPOSAL 2: FOR EACH OF BSD AND BPS TO AMEND ITS DECLARATION OF TRUST TO REDUCE THE MAXIMUM NUMBER OF PERMITTED TRUSTEES ALLOWED ON ITS BOARD FROM 15 TO 11.

     The Declaration of Trust of each of BSD and BPS currently permits a maximum of fifteen (15) Trustees. At shareholder meetings being held for each other closed-end fund in the Fund Complex, the shareholders of those funds also are voting to change the number of Trustees permitted to serve on each of their Boards to 11. The Trustees believe that consistency among the Trusts generally enhances efficiency in administering the various Trusts. To this end, the Trustees believe that creating a uniform maximum number of Trustees for all of the Trusts and the other funds in the Fund Complex is in the best interests of the shareholders of the Trusts. In order to achieve uniformity in the closed-end fund family (assuming the parallel proposal is passed by each other fund in the Fund Complex), it is necessary for each Trust to reduce the maximum number of Trustees permitted to serve on its Board to 11. Such an amendment, however, requires the approval of shareholders of the respective Trust, so the Board of each Trust has approved submitting this proposal to shareholders of each Trust. If Proposal 2 is approved by the shareholders of BSD or BPS, the Declaration of Trust of such Trust will be amended to reduce the maximum number of Trustees to 11.

     The holders of each Trust’s preferred shares will have equal voting rights with the holders of that Trust’s common shares (i.e., on vote per share), and will vote together with the holders of common shares as a single class on Proposal 2. The affirmative vote of a majority of the outstanding shares of BSD or BPS, as the case may be, is necessary to approve Proposal 2 for the respective Trust.

     THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     Proxies may be solicited, without additional compensation, by Trustees, nominees, officers or employees of the Trusts by mail, telephone, facsimile, Internet, e-mail, in person or otherwise. Also, the Trusts will employ The Altman Group, Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $      per Trust. It is expected that The Altman Group, Inc., if retained, would employ approximately 220 people to solicit the Trusts’ stockholders.

     Expenses related to the solicitation of stockholders in excess of those normally spent for an annual meeting are expected to be approximately $      per Trust, of which approximately $      has been spent to date. Appendix B to this proxy statement sets forth certain information relating to the Trusts’ Trustees, nominees, officers and other employees of the Trusts who may be “participants” in the solicitations of proxies on the Trusts’ behalf.

     Abstentions will be counted as shares present at the Annual Meeting and will not affect the result of the vote on Proposal 1. Abstentions on Proposal 2 will have the same effect as a negative vote on the results for Proposal 2. Broker non-votes, if any, will not affect the result of the vote on Proposal 1. Broker non-votes, if any, will have the same effect as a negative vote on the results for Proposal 2.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon. Executed proxies which are not marked will be voted “FOR” the Board’s nominees and “FOR” Proposal 2. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice of revocation to the Secretary of the Trust, by delivering a subsequently dated proxy or by attending and voting at the Annual Meeting.

     The Board of each Trust has fixed the close of business on February 28, 2005 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

     In addition to Messrs. Schlosstein and Kapito, all the following executive officers hold the same position with each of the Trusts.

OTHER PRINCIPAL OCCUPATIONS IN
NAME AND AGE	TITLE	PAST 5 YEARS

Anne Ackerley	Vice President	Managing Director of BlackRock, Inc. since
Age: 43		2000. Formerly First Vice President and
Chief Operating Officer, Mergers and
Acquisitions Group at Merrill Lynch & Co.
from 1997 to 2000; First Vice President and
Chief Operating Officer, Public Finance
Group at Merrill Lynch & Co. from 1995 to
1997; First Vice President, Emerging Markets
Fixed Income Research at Merrill Lynch &
Co. prior thereto.

Bartholomew A. Battista	Chief Compliance Officer and	Chief Compliance Officer and Anti-Money
Age: 46	Anti-Money Laundering	Laundering Compliance Officer of
	Compliance Officer	BlackRock, Inc. since 2004. Chief Com-
pliance Officer and Anti-Money Laundering
Compliance Officer of the BlackRock Funds
and BlackRock Liquidity Funds since 2004.
Managing Director (since 2003), and Director
(2000-2002) of BlackRock, Inc. Compliance
Officer at Moore Capital Management from
1995-1998.

Henry Gabbay	Treasurer	Managing Director of BlackRock, Inc. and its
Age: 57		predecessor entities.

Jeff Gary	Vice President	Managing Director of BlackRock, Inc. since
Age: 42		2003. Formerly, Managing Director and high
yield portfolio manager with AIG (American
General) Investment Group.

Brian P. Kindelan	Assistant Secretary	Managing Director and Senior Counsel (since
Age: 45		January 2005), Director and Senior Counsel
(2001-2004) and Vice President and Senior
Counsel (1998-2000), BlackRock, Inc.;
Senior Counsel, PNC Bank Corp. from May
1995 to April 1998; Associate, Stradley,
Ronon, Stevens & Young, LLP from March
1990 to May 1995.

Kevin Klingert	Vice President	Managing Director of BlackRock, Inc. and its
Age: 42		predecessor entities.

James Kong	Assistant Treasurer	Managing Director of BlackRock, Inc. and its
Age: 44		predecessor entities.

Richard Shea, Esq.	Vice President/Tax	Managing Director of BlackRock, Inc. since
Age: 45		2000; President (since 2004), Chief Operating
Officer (since 1998) and Chief Financial
Officer (1998-2004) of Anthracite Capital,
Inc. Formerly, Director of BlackRock, Inc.
and its predecessor entities.

Vincent B. Tritto	Secretary	Managing Director, Senior Counsel and
Age: 43		Assistant Secretary of BlackRock, Inc. (since
January 2005) and Director, Senior Counsel
and Assistant Secretary (2002-2004) of
BlackRock, Inc. Formerly, Executive
Director (2000-2002) and Vice President
(1998-2000), Morgan Stanley & Co.
Incorporated and Morgan Stanley Asset
Management Inc. and officer of various
Morgan Stanley-sponsored investment
vehicles; Counsel (1998) and associate (1988-
1997), Rogers & Wells LLP, New York, NY;
Foreign Associate (1992-1994), Asahi Law
Offices/Masuda & Ejiri, Tokyo, Japan.

INVESTMENT ADVISOR

     The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), which is one of the largest publicly traded investment management firms in the United States, with approximately $342 billion of assets under management as of December 31, 2004. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions(R) name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: “PNC”), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees. The Advisor also acts as the administrator of the Trusts.

     The executive officers of the Advisor are:

NAME	POSITION

Laurence D. Fink	Chief Executive Officer

Ralph L. Schlosstein	President

Robert S. Kapito	Vice Chairman

Robert P. Connolly	General Counsel and Secretary

Bartholomew A. Battista	Chief Compliance Officer

     Messrs. Schlosstein and Kapito are each an officer and Trustee of the Trusts and Mr. Battista is an officer of the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust’s Board, including a majority of the Independent Trustees by vote cast in person, to audit the accounts of each Trust for and during each Trust’s fiscal year ending in 2005. Neither of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

     Representatives of D&T will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

     The aggregate fees billed to each of BSD or BPS by D&T for professional services rendered for the audit of each Trust’s annual financial statements for the most recent fiscal year (or period) were $25,300 and $13,200, respectively.

     The aggregate fees billed to each of BSD or BPS by D&T for professional services rendered for the audit of each Trust’s annual financial statements for the fiscal year preceding the most recent one were $26,900 and $13,200, respectively.

AUDIT-RELATED FEES

     The aggregate fees billed in the most recent fiscal year (or period) to each of BSD or BPS by D&T for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements were $2,100 and $1,800, respectively. The nature of these services was attest services not required by statute or regulation and out-of-pocket expenses.

     The aggregate fees billed in the fiscal year preceding the most recent to each of BSD and BPS by D&T for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements were $4,000 for each of BSD and BPS. The nature of these services was attest services not required by statute or regulation and out-of-pocket expenses.

TAX FEES

     The aggregate fees billed in the most recent fiscal year (or period) to each of BSD and BPS by D&T for professional services rendered for tax compliance, tax advice and tax planning were $3,800 and $3,500, respectively. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO’s, and miscellaneous tax advice.

     The aggregate fees billed in the fiscal year preceding the most recent one to each of BSD and BPS by D&T for tax compliance, tax advice and tax planning were $10,800 for each of BSD and BPS. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO’s, and miscellaneous tax advice.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed in the most recent fiscal year (or period) by D&T for services rendered to BSD and BPS were $5,800 and $5,400, respectively.

     The aggregate non-audit fees billed in the fiscal year preceding the most recent one by D&T for services rendered to each Trust was $14,800 for each of BSD and BPS.

     In addition, the aggregate non-audit fees billed by D&T for services rendered to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts were $0 for each of BSD and BPS for the most recent fiscal year of the Trusts and for the preceding fiscal year.

ALL OTHER FEES

     No Trust paid D&T for services other than those described above during the most recent fiscal year (or period) or the fiscal year preceding the most recent one.

AUDIT COMMITTEES’ PRE-APPROVAL POLICIES AND PROCEDURES

     On May 22, 2003, the Audit Committee of each Trust adopted Pre-Approval Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee of each Trust has pre-approved all audit and non-audit services provided by D&T for the Trusts, and all non-audit services provided by D&T for the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts, which are related to the operations of the Trusts.

     The Advisor and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

PRINCIPAL EXECUTIVE OFFICES

     The principal executive office of each Trust is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PRINCIPAL SHAREHOLDERS

     As of February 28, 2005, to the knowledge of each Trust, no person beneficially owned more than 5% of either Trust.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST’S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809 (TELEPHONE NUMBER (800) 227-7BFM (7236)).

     Monthly performance and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/indiv/products/closedendfunds/funds.html. This reference to BlackRock’s website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust’s officers and Trustees, officers and directors of the Trusts’ investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than 10% of the Trusts’ shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the New York Stock Exchange or the American Stock Exchange (as applicable) and each of the Trusts. Based upon each Trust’s review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2004, all filings applicable to such persons were completed and timely filed.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trusts’ proxy statement in connection with the Trusts’ 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by a Trust at such Trust’s principal executive offices by December 22, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust’s principal executive offices not later than March 7, 2006.

DISSIDENT SHAREHOLDER SOLICITATION

A dissident shareholder of BSD and BPS, Arthur Lipson of Western Investment LLC, has informed BSD and BPS that he may conduct a proxy solicitation in connection with the Annual Meeting. BSD and BPS do not know what actions, if any, Mr. Lipson would propose to take in connection with any such solicitation. Mr. Lipson has, however, written to the Boards of each Trust in the past expressing his displeasure with the Trusts’ dividend policies and the amount of undistributed net investment income retained by each Trust. The Boards of each Trust periodically review the dividend policy of each Trust and, from time to time, adjust the dividends payable by each Trust and intends to continue to do so in the future. As a result of Arthur Lipson’s potential proxy solicitation, the Annual Meeting of BSD and BPS will be held separately from the Joint Meeting of the other closed-end funds in the Fund Complex.

OTHER MATTERS

     The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

IMPORTANT

      YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

Very truly yours,

RALPH L. SCHLOSSTEIN
Chairman

ROBERT S. KAPITO
President

April 21, 2005

APPENDIX A

     A list of the Funds Complex trusts setting forth each such trust’s full name and trading symbol is set forth below:

TRADING
NAME	SYMBOL

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.	BKN
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.	BRM
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.	BFC
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST	BRF
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.	BLN
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.	BCT
THE BLACKROCK INCOME TRUST INC.	BKT
THE BLACKROCK HIGH YIELD TRUST	BHY
THE BLACKROCK ADVANTAGE TERM TRUST INC.	BAT
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.	BMN
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.	RAA
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST	RFA
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNJ
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNY
THE BLACKROCK INCOME OPPORTUNITY TRUST INC.	BNA
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.	BMT
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST	BBF
BLACKROCK MUNICIPAL INCOME TRUST	BFK
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST	BFZ
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST	BNJ
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST	BNY
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST	BJZ
BLACKROCK MUNICIPAL 2018 TERM TRUST	BPK
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST	BLH
BLACKROCK CORE BOND TRUST	BHK
BLACKROCK STRATEGIC BOND TRUST	BHD
BLACKROCK MUNICIPAL BOND TRUST	BBK
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST	BZA
BLACKROCK FLORIDA MUNICIPAL BOND TRUST	BIE
BLACKROCK MARYLAND MUNICIPAL BOND TRUST	BZM
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST	BLJ
BLACKROCK NEW YORK MUNICIPAL BOND TRUST	BQH
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST	BHV
BLACKROCK MUNICIPAL INCOME TRUST II	BLE
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II	BCL
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II	BFY
BLACKROCK INSURED MUNICIPAL INCOME TRUST	BYM
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST	BCK
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST	BAF
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST	BSE
BLACKROCK PREFERRED OPPORTUNITY TRUST	BPP
BLACKROCK LIMITED DURATION INCOME TRUST	BLW
BLACKROCK MUNICIPAL 2020 TERM TRUST	BKK
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST	BFO
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST	BDV
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST	BDT
S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST	BQY
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST	BGT
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST	BGR

A-1

APPENDIX B

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY THE BLACKROCK STRATEGIC MUNICIPAL TRUST AND THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

     Under applicable SEC regulations, Directors and certain officers and employees of the Trusts may be deemed to be “participants” with respect to the Trusts’ solicitation of proxies in connection with its 2005 Annual Meeting. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, of the persons who may be deemed “participants”.

DIRECTORS AND NOMINEES

     The principal occupations of the Trusts’ directors and director nominees who may be deemed participants in the Trusts’ solicitation are set forth in Proposal 1 under the “Proposals” section of this proxy statement. The name and business addresses of the organizations of employment of the Trusts’ directors and director nominees are as follows:

Name	Business Address

BlackRock, Inc.
Ralph L. Schlosstein	P.O. Box 4546
New York, NY 10163

BlackRock, Inc.
Robert S. Kapito	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
Andrew F. Brimmer	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
Richard E. Cavanagh	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
Kent Dixon	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
Frank J. Fabozzi	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
Kathleen F. Feldstein	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
R. Glenn Hubbard	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
James Clayburn La Force, Jr.	P.O. Box 4546
New York, NY 10163

c/o BlackRock, Inc.
Walter F. Mondale	P.O. Box 4546
New York, NY 10163

OFFICERS AND EMPLOYEES

     The principal occupations of the Trusts’ executive officers and other officers and employees who may be deemed “participants” in the Trusts’ solicitation of proxies are set forth below. The Position Held with Trusts refers to such person’s position with each of the Trusts, and the business address for each of the Trusts is 40 East 52nd Street, New York, NY 10022.

Name	Position Held with Trusts

Ralph L. Schlosstein	Chairman of the Fund

Robert S. Kapito	President

Anne Ackerley	Vice President

Chief Compliance Officer and Anti-Money Laundering
Bartholomew A. Battista	Compliance Officer

Henry Gabbay	Treasurer

Jeff Gary	Vice President

Brian P. Kindelan	Assistant Secretary

Kevin Klingert	Vice President

James Kong	Assistant Treasurer

Richard Shea, Esq.	Vice President/Tax

Vincent B. Tritto	Secretary

INFORMATION REGARDING OWNERSHIP OF TRUST SECURITIES BY PARTICIPANTS

     Except as described in this Appendix B or the proxy statement, none of the persons listed above under “Directors and Nominees” and “Officers and Employees” owns any Trust securities of record which they do not own beneficially. The number of shares of each Trust held by Directors as of February 28, 2005, is set forth in Appendix D to the proxy statement. The number of shares of each Trust held by the officers and employees listed above under “Officers and Employees” as of February 28, 2005 is set forth below. Ralph L. Schlosstein owns 100 shares of BSD and Robert S. Kapito owns 10,010 shares of BSD.

INFORMATION REGARDING TRANSACTIONS IN TRUST SECURITIES BY PARTICIPANTS

     The following table sets forth purchases and sales during the past two years of shares of the Trusts by the persons listed above under “Directors and Nominees” and “Officers and Employees.” All transactions were in the public market and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Number of Shares
Acquired (A) or
Name	Date	Trust	Disposed (D) of

Kathleen F. Feldstein	02/09/05	BSD	50(A)

R. Glenn Hubbard	02/04/05	BSD	100(A)

Robert S. Kapito	03/29/04	BSD	5,400(A)

Robert S. Kapito	04/01/04	BSD	1,000(A)

Robert S. Kapito	04/02/04	BSD	3,600(A)

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Appendix B or the proxy statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”), is either a party to any transaction or series of transactions since January 1, 2004, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Trusts were or are to be parties, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix B of the proxy statement, no participant or Participant Affiliate directly or indirectly beneficially owns any securities of the Trusts.

     Except as described in this Appendix B of the proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Trusts or any of their affiliates or any future transactions to which the Trusts or any of their affiliates will or may be a party. Except as described in this Appendix B of the proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of the Trusts.

APPENDIX C

JOINT AUDIT COMMITTEE CHARTER
OF
THE BLACKROCK CLOSED-END FUNDS

AS APPROVED BY THE GOVERNANCE COMMITTEE
FEBRUARY 20051

I. PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the “Audit Committee”) of the Board of Trustees/Directors (the “Board”) of each BlackRock Closed-End Fund and BlackRock Bond Allocation Target Shares (each a “Trust”)2 is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Trust’s financial statements, (ii) the Trust’s compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust’s independent registered public accounting firm (the “Independent Auditor”), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Trust’s annual proxy statement, if any.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more trustees/directors as determined from time to time by resolution of the Trust’s Governance Committee. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes - Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”), as applicable. Each member of the Audit Committee shall be “independent” as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE or AMEX listing standards depending on the securities exchange on which the respective Trust’s common shares are listed for trading. If a Trust’s common shares are not listed for trading on a securities exchange, the members of that Trust’s Audit Committee shall be “independent” as defined by the NYSE listing standards.

     According to the rules and regulations promulgated by the SEC pursuant to the Act and by the NYSE, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an “interested person” of the Trust (an “Independent Trustee”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

     According to the AMEX listing standards, a member is independent if he or she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (a) is not employed by the Trust or BlackRock during the current year or any of the past three years, (b) did not receive compensation from the Trust or BlackRock in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, (c) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or BlackRock, (d) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization

1	This Joint Audit Committee Charter supersedes and replaces all prior versions that may have been adopted from time to time.

2	Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Trust, a single Audit Committee, a single Governance Committee and a single Board. The terms “Audit Committee,” “Governance Committee,” “Independent Trustees” and “Board” mean the Audit Committee, the Governance Committee, Independent Trustees and the Board of each Trust, respectively, unless the context otherwise requires. The Audit Committee, the Governance Committee and the Board of each Trust, however, shall act separately and in the best interests of its respective Trust.

which received payments from or made payments to the Trust in excess of the greater of 5% of such organization’s gross revenue or $200,000 in any of the past three years, and (e) is not employed as an executive of another entity for which any of the Trust’s or BlackRock’s executives serve on that entity’s compensation committee.

     No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

     Each member of the Audit Committee must be “financially literate” (as such term is defined from time-to-time by the NYSE/AMEX rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have “accounting or related financial management expertise” (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an “audit committee financial expert” (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an “audit committee financial expert,” such fact must be disclosed in the Trust’s annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an “audit committee financial expert” or, if not, why not, and the Board shall make the final determinations in this regard.

     The chairperson of the Audit Committee shall be designated by the Trust’s Governance Committee, PROVIDED THAT if the Governance Committee does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Governance Committee at the next meeting of the Governance Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Governance Committee.

III. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of BlackRock responsible for assisting with the preparation of the Trust’s financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter.

     A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, PROVIDED THAT, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee present in person shall constitute a quorum.

     The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the preceding sentence or required by applicable law.

     For the sake of increased efficiency and for the dissemination of knowledge throughout the closed-end fund complex, each Audit Committee may meet jointly with any other Audit Committee in the closed-end fund complex.

     The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

IV. AUTHORITY

     The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

(a)			Oversight of the Auditor’s Engagement/Independence

	(i)		Approve the selection and retention (subject to ratification by a majority of the
Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

	(ii)		Review and, in its sole discretion, approve in advance the Independent Auditor’s annual engagement letter, including the proposed fees contained therein;

	(iii)		Pre-approve (A) all engagements for audit and non-audit services to be provided by the
Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the
Independent Auditor (1) to BAI or (2) to any entity controlling, controlled by or under common control with BAI that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the “Covered Services” and the entities referred to in clause (B), collectively, the “Covered Entities”); provided that pre-approval by the Audit Committee of
Covered Services may be effected pursuant to the procedures described below in Section VI captioned
“PRE-APPROVAL PROCEDURES”; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-
approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or
Amex listing standards;

	(iv)		Obtain at least annually from the Independent Auditor and review a report describing:

		(A)	the Independent Auditor’s internal quality-control procedures; and

		(B)	any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

	(v)		Obtain quarterly “notice reports” for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the
Trust’s Audit Committee provided (A) to BAI, (B) to any entity controlling, controlled by or under common control with BAI, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such “notice reports” or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

	(vi)		Review at least annually the qualifications, performance and independence of the
Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

	(vii)		Oversee the independence of the Independent Auditor by, among other things:

		(A)	actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor’s independence;

		(B)	monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

		(C)	monitoring compliance by the Trust, BlackRock and the Independent
Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

		(D)	considering whether there should be a regular rotation of the Independent
Auditor; and

	(viii)		Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the
Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

(b)			Oversight of the Audit

	(i)		Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan’s progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the
Independent Auditor;

	(ii)		Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

		(A)	all critical accounting policies and practices used;

		(B)	all alternative treatments within United States Generally Accepted
Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent
Auditor; and

		(C)	other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

	(iii)		Review with the chief financial officer of the Trust and management of BlackRock responsible for assisting with the preparation of the Trust’s financial statements and the Independent
Auditor, the following:

		(A)	the Trust’s annual audited financial statements and interim financial statements, and any major issues related thereto;

		(B)	critical accounting policies and such other accounting policies of the
Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-
end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust’s financial statements; and

		(C)	the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

	(iv)		Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

		(A)	any accounting adjustments that were noted or proposed by the
Independent Auditor but were rejected by management (as immaterial or otherwise);

		(B)	any communications between the audit team and the Independent
Auditor’s national office respecting auditing or accounting issues presented by the engagement;
and

		(C)	any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

	(v)		Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

	(vi)		Review information obtained from the Independent Auditor pursuant to Section 10A of the
Securities Exchange Act of 1934.

(c)			Oversight of Controls and Procedures

	(i)		Review periodically a report from the Trust’s chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

		(A)	all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in
Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the “Related Entities”), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

		(B)	any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust’s internal controls; and

		(C)	any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

(d)			Compliance

	(i)		Establish and maintain free and open means of communication between and among the
Board, the Audit Committee, the Independent Auditor, the Trust’s management, including the chief financial officer, management of BlackRock and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit
Committee may deem necessary or appropriate;

	(ii)		Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent, or other persons of concern regarding questionable accounting or auditing matters; and (iii) Secure independent expert advice to the extent the Audit
Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

(e)		Miscellaneous

	(i)	Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee
Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter.
The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit
Committee deems appropriate;

	(ii)	Report regularly to the Board on its activities, as appropriate;

	(iii)	Discuss the Trust’s financial information provided to analysts and rating agencies;

	(iv)	Discuss policies with respect to risk assessment and risk management; and

	(v)	Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee, the Governance Committee or the Board deems necessary or appropriate.

VI. PRE-APPROVAL PROCEDURES

     The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually.

VII. REPORTING

     The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements, the Trust’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Governance Committee or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

     The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust’s annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor’s independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust’s annual report for the past fiscal year, as filed with the SEC.

VIII. RESOURCES

     The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IX. LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  planning or conducting the audit or for determining whether the Trust’s financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles;

  determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  determining whether the Trust’s financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

  establishing, designing or maintaining disclosure controls and procedures for the Trust.

     In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or BlackRock. The Audit Committee and its members do not have a duty or responsibility to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, BlackRock and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

APPENDIX D

DIRECTORS’ SHARE HOLDINGS

     The following chart lists the number of shares beneficially owned and the number of share equivalents owned by the Directors in the Fund Complex pursuant to the Directors’ deferred compensation plan as of February 28, 2005. If a Trust is not listed, the Director does not own any shares or share equivalents of the Trust.

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

INTERESTED DIRECTORS:
Ralph L. Schlosstein	BKT	6,000	----	(2)
	BAT	100	----
	BMN	100	----
	BMT	100	----
	BRM	100	----
	BKN	100	----
	BCT	100	----
	BSD	100	----
	BHY	1,000	----
	BNA	1,500	----
	BFK	100	----
	BPK	100	----
	BHK	100	----
	RNJ	100	----
	BLN	100	----
	BNY	100	----
	BLH	100	----
	BHD	100	----
	BBK	100	----
	BLE	100	----
	BYM	100	----
	BQH	100	----
	BFY	100	----
	BSE	100	----
	BPP	111	----
	BLW	110	----
	BKK	108	----
	BDV	106	----
	BDT	103	----
	BQY	104	----
	BGT	100	----
	BGR	100	----
Robert S. Kapito	BKT	1,880	----	(2)
	BAT	10	----
	BMN	10	----

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BMT	10	----
	BRM	10	----
	BKN	20,610	----
	BCT	10	----
	BSD	10,010	----
	BHY	10	----
	BNA	10	----
	BFK	10,010	----
	BPK	25,010	----
	BHK	10	----
	RNJ	1,000	----
	BNJ	45,000	----
	BHD	1,000	----
	BBK	1,000	----
	BLE	36,000	----
	BYM	100	----
	BLJ	1,000	----
	BPP	1,000	----
	BLW	1,000	----
	BKK	1,000	----
	BDV	1,000	----
	BDT	500	----
	BDV	500	----
	BGT	1,000	----
	BGR	1,000	----
INDEPENDENT DIRECTORS:
Andrew F. Brimmer	BKT	150	4,055	(2)
	BAT	10	2,716
	BMN	10	----
	BMT	10	----
	BRM	10	----
	BKN	10	----
	BCT	20	1,955
	BSD	25	----
	BHY	200	2,787
	BNA	10	2,726
	BFK	100	----
	BPK	25	----
	BHK	25	1,205
	BHD	25	1,051
	BBK	25	----
	BLE	50	----
	BYM	50	----

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BPP	10	----
	BLW	10	----
	BKK	10	----
	BDV	30	----
	BDT	25	----
	BQY	25	----
	BGT	25	----
	BGR	10	----
Richard E. Cavanagh	BKT	500	7,891	(2)
	BAT	100	1,373
	BMN	100	----
	BMT	100	----
	BRM	100	----
	BKN	500	----
	BCT	100	909
	BSD	500	----
	BHY	200	5,520
	BNA	100	1,444
	BFK	300	----
	BPK	300	----
	BHK	500	1,061
	BLN	100	----
	RNY	100	----
	BNY	300	----
	BLH	100	----
	BHD	300	945
	BBK	100	----
	BLE	100	----
	BYM	200	----
	BQH	100	----
	BFY	100	----
	BSE	200	----
	BPP	100	----
	BLW	100	----
	BKK	100	----
	BDV	100	----
	BDT	100	----
	BQY	100	----
	BGT	200	----
	BGR	100	----
Kent Dixon	BKT	100	2,003	(2)
	BAT	100	1,359
	BMN	100	----

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BMT	100	----
	BRM	100	----
	BKN	100	----
	BCT	100	898
	BSD	100	----
	BHY	5,000	1,518
	BNA	100	1,315
	BFK	5,100	----
	BPK	100	----
	BHK	100	1,059
	BRF	100	----
	RFA	100	----
	BBF	2,100	----
	BHD	100	935
	BBK	5,000	----
	BLE	100	----
	BYM	5,100	----
	BIE	100	----
	BAF	100	----
	BPP	100	----
	BLW	1,000	----
	BKK	100	----
	BFO	100	----
	BDV	2,000	----
	BDT	100	----
	BQY	100	----
	BGT	500	----
	BGR	500	----
Frank J. Fabozzi	BKT	2,010	1,463	(2)
	BAT	10	973
	BMN	10	----
	BMT	10	----
	BRM	10	----
	BKN	10	----
	BCT	10	665
	BSD	100	----
	BHY	10	1,107
	BNA	10	971
	BFK	20	----
	BPK	20	----
	BHK	20	778
	BPS	100	----
	BHD	100	671

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BBK	20	----
	BLE	10	----
	BYM	10	----
	BPP	100	----
	BLW	100	----
	BKK	100	----
	BDV	300	----
	BDT	100	----
	BQY	100	----
	BGT	100	----
	BGR	100	----
Kathleen F. Feldstein	BKT	50	----	(2)
	BAT	50	----
	BMN	50	----
	BMT	50	----
	BRM	50	----
	BKN	50	----
	BCT	50	----
	BSD	50	----
	BHY	50	----
	BNA	50	----
	BFK	50	----
	BPK	50	----
	BHK	50	----
	BHD	50	----
	BBK	50	----
	BLE	50	----
	BYM	50	----
	BPP	50	----
	BLW	50	----
	BKK	50	----
	BDV	50	----
	BDT	50	----
	BQY	51	----
	BGT	50	----
	BGR	50	----
R. Glenn Hubbard	BKT	101	528	(2)
	BAT	101	371
	BMN	100	----
	BMT	100	----
	BRM	100	----
	BKN	100	----
	BCT	100	246

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BSD	100	----
	BHY	101	393
	BNA	101	347
	BFK	100	----
	BPK	100	----
	BHK	101	275
	BLN	100	----
	RNY	100	----
	BNY	100	----
	BLH	100	----
	BHD	101	221
	BBK	100	----
	BLE	100	----
	BYM	100	----
	BQH	100	----
	BFY	100	----
	BSE	100	----
	BPP	101	----
	BLW	101	----
	BKK	100	----
	BDV	100	----
	BDT	100	----
	BQY	101	----
	BGT	100	----
	BGR	100	----
James Clayburn La Force, Jr.	BKT	10	21,352	(2)
	BAT	10	13,299
	BMN	10	----
	BMT	10	----
	BRM	10	----
	BKN	10	----
	BCT	10	9,645
	BSD	750 (3)	----
	BHY	1,000	10,988
	BNA	10	14,372
	BFK	100	----
	BPK	100	----
	BHK	100	5,197
	BFC	3,410	----
	RAA	10	----
	BFZ	100	----
	BJZ	100	----
	BHD	50	4,547

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BBK	50	----
	BLE	50	----
	BYM	1,000	----
	BZA	6,665	----
	BCL	50	----
	BCK	1,000	----
	BPP	100	----
	BLW	300	----
	BKK	300	----
	BDV	200	----
	BDT	310	----
	BQY	200	----
	BGT	300	----
	BGR	100	----
Walter F. Mondale	BKT	20	7,190	(2)
	BAT	20	4,688
	BMN	1,020	----
	BMT	1,020	----
	BRM	20	----
	BKN	20	----
	BCT	20	3,158
	BSD	20	----
	BHY	275	----
	BNA	20	4,821
	BFK	20	----
	BPK	1,000	----
	BHK	1,000	1,486
	BHD	20	1,148
	BBK	20	----
	BLE	20	----
	BYM	50	----
	BPP	50	----
	BLW	30	----
	BKK	30	----
	BDV	50	----
	BDT	50	----
	BQY	50	----
	BGT	20	----
	BGR	10	----

(1)	Represents, as of February 28, 2005, the approximate number of share equivalents owned under the deferred compensation plan in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, BAT, BCT, BHY, BKT, BNA, BHD and BHK are eligible investments. Messrs. Schlosstein and Kapito are not eligible to participate in the deferred compensation plan.

(2)	Less than 1% of each Trust listed.

(3)	Owned jointly with Mr. La Force’s wife.

APPENDIX E

     The following table sets forth the dollar range of equity securities beneficially owned and share equivalents held in the Fund Complex by each Director as of February 28, 2005. If a Trust is not listed, the Director does not own any shares of the Trust.

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

INTERESTED DIRECTORS:
Ralph L. Schlosstein	BKT	$10,001-$50,000	Over $100,000	BKT	----	Over $100,000(1)
	BAT	$1-$10,000		BAT	----
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	----
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$10,001-$50,000		BNA	----
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	----
	RNJ	$1-$10,000		RNJ	----
	BLN	$1-$10,000		BLN	----
	BNY	$1-$10,000		BNY	----
	BLH	$1-$10,000		BLH	----
	BHD	$1-$10,000		BHD	----
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BQH	$1-$10,000		BQH	----
	BFY	$1-$10,000		BFY	----
	BSE	$1-$10,000		BSE	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Robert S. Kapito	BKT	$10,001-$50,000	Over $100,000	BKT	----	Over $100,000(1)

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BAT	$1-$10,000		BAT	----
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	Over $100,000		BKN	----
	BCT	$1-$10,000		BCT	----
	BSD	Over $100,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$1-$10,000		BNA	----
	BFK	Over $100,000		BFK	----
	BPK	Over $100,000		BPK	----
	BHK	$1-$10,000		BHK	----
	RNJ	$10,001-$50,000		RNJ	----
	BNJ	Over $100,000		BNJ	----
	BHD	$10,001-$50,000		BHD	----
	BBK	$10,001-$50,000		BBK	----
	BLE	Over $100,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BLJ	$10,001-$50,000		BLJ	----
	BPP	$10,001-$50,000		BPP	----
	BLW	$10,001-$50,000		BLW	----
	BKK	$10,001-$50,000		BKK	----
	BDV	$10,001-$50,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$10,001-$50,000		BGT	----
	BGR	$10,001-$50,000		BGR	----
INDEPENDENT DIRECTORS:
Andrew F. Brimmer	BKT	$1-$10,000	$10,001-$50,000	BKT	$10,001-$50,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001-$50,000

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Richard E. Cavanagh	BKT	$1-$10,000	$50,001-$100,000	BKT	$50,001-$100,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$50,001-$100,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BLN	$1-$10,000		BLN	----
	RNY	$1-$10,000		RNY	----
	BNY	$1-$10,000		BNY	----
	BLH	$1-$10,000		BLH	----
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BQH	$1-$10,000		BQH	----
	BFY	$1-$10,000		BFY	----
	BSE	$1-$10,000		BSE	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Kent Dixon	BKT	$1- $10,000	Over $100,000	BKT	$10,001 - $50,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001 - $50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001 - $50,000
	BSD	$1-$10,000		BSD	----
	BHY	$10,001-$50,000		BHY	$10,001 - $50,000
	BNA	$1-$10,000		BNA	$10,001 - $50,000
	BFK	$50,001-$100,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001 - $50,000
	BRF	$1-$10,000		BRF	----
	RFA	$1-$10,000		RFA	----
	BBF	$10,001-$50,000		BBF	----
	BHD	$1-$10,000		BHD	$10,001 - $50,000
	BBK	$50,001-$100,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$50,001-$100,000		BYM	----
	BIE	$1-$10,000		BIE	----
	BAF	$1-$10,000		BAF	----
	BPP	$1-$10,000		BPP	----
	BLW	$10,001-$50,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BFO	$1-$10,000		BFO	----
	BDV	$10,001-$50,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$10,001-$50,000		BGR	----
Frank J. Fabozzi	BKT	$10,001-$50,000	$10,001-$50,000	BKT	$10,001-$50,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BPS	$1-$10,000		BPS	----
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Kathleen F. Feldstein	BKT	$1-$10,000	$10,001-$50,000	BKT	----	$10,001-$50,000
	BAT	$1-$10,000		BAT	----
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	----
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$1-$10,000		BNA	----
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	----
	BHD	$1-$10,000		BHD	----
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
R. Glenn Hubbard	BKT	$1-$10,000	$10,001-$50,000	BKT	$1-$10,000	$50,001-$100,000
	BAT	$1-$10,000		BAT	$1-$10,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$1-$10,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$1-$10,000
	BNA	$1-$10,000		BNA	$1-$10,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$1-$10,000
	BLN	$1-$10,000		BLN	----
	RNY	$1-$10,000		RNY	----
	BNY	$1-$10,000		BNY	----
	BLH	$1-$10,000		BLH	----
	BHD	$1-$10,000		BHD	$1-$10,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BQH	$1-$10,000		BQH	----
	BFY	$1-$10,000		BFY	----
	BSE	$1-$10,000		BSE	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
James Clayburn	BKT	$1-$10,000	Over $100,000	BKT	Over $100,000	Over $100,000
La Force, Jr.	BAT	$1-$10,000		BAT	Over $100,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BCT	$1-$10,000		BCT	Over $100,000
	BSD	$10,001-$50,000		BSD	----
	BHY	$1-$10,000		BHY	Over $100,000
	BNA	$1-$10,000		BNA	Over $100,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$50,001-$100,000
	BFC	$50,001-$100,000		BFC	----
	RAA	$1-$10,000		RAA	----
	BFZ	$1-$10,000		BFZ	----
	BJZ	$1-$10,000		BJZ	----
	BHD	$1-$10,000		BHD	$50,001-$100,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$10,001-$50,000		BYM	----
	BZA	$50,001-$100,000		BZA	----
	BCL	$1-$10,000		BCL	----
	BCK	$10,001-$50,000		BCK	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Walter F. Mondale	BKT	$1-$10,000	$50,001-$100,000	BKT	$50,001-$100,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$10,001-$50,000		BMN	----
	BMT	$10,001-$50,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$1-$10,000		BNA	$50,001-$100,000
	BFK	$1-$10,000		BFK	----
	BPK	$10,001-$50,000		BPK	----
	BHK	$10,001-$50,000		BHK	$10,001-$50,000
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----

(1)	Messrs. Kapito and Schlosstein and are not eligible to participate in the deferred compensation plan. Therefore, they own the same amount of equity securities without share equivalents as equity securities including share equivalents.

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

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Please mark votes as in this example.		3261

1. Election of Trustees:	THE BLACKROCK STRATEGIC MUNICIPAL TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) Walter F. Mondale (03) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
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Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

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THE BLACKROCK
STRATEGIC MUNICIPAL TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Strategic Municipal Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKSP1

Please mark votes as in this example.		3261

1. Election of Trustees:	THE BLACKROCK STRATEGIC MUNICIPAL TRUST
	PREFERRED SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKSP2

PROXY

THE BLACKROCK
STRATEGIC MUNICIPAL TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Strategic Municipal Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
PENNSYLVANIA STRATEGIC
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bps	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		ZMOCK1

Please mark votes as in this example.		3255

1. Election of Trustees:	THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) Walter F. Mondale (03) Ralph L. Schlosstein	2. Amend the Trust’s Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZMOCK2

PROXY

THE BLACKROCK
PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Pennsylvania Strategic Municipal Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
PENNSYLVANIA STRATEGIC
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKPP1

Please mark votes as in this example.		3255

1. Election of Trustees:	THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
	PREFERRED SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKPP2

PROXY

THE BLACKROCK
PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Pennsylvania Strategic Municipal Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?